                                                                   Exhibit 10.11

            AMENDMENT NO. 1, dated as of March 29, 2005 (this "Amendment No. 1"), among AMR HOLDCO, INC., a Delaware corporation ("AMR Holdco"), EMCARE HOLDCO, INC., a Delaware corporation ("EmCare Holdco"; each of AMR Holdco and EmCare Holdco is herein referred to as a "Borrower" and, together, as the "Borrowers"), EMERGENCY MEDICAL SERVICES L.P., a Delaware limited partnership ("Holdings"), the Guarantors, BANK OF AMERICA, N.A., as Administrative Agent, and the Required Lenders, the Term Lenders and the Additional Term 1 Lenders (as defined below), in each case listed on the signature pages hereto, to the Credit Agreement dated as of February 10, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the "Credit Agreement") among the Borrowers, Holdings, the Administrative Agent, the Lenders named therein, BANC OF AMERICA SECURITIES LLC and J.P. MORGAN SECURITIES INC., as Joint Lead Arrangers and Joint Bookrunning Managers, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            WHEREAS, the Borrowers desire to create a new Class of Term 1 Loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the same aggregate principal amount as, the Term Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

            WHEREAS, each Term Lender who executes and delivers this Amendment No. 1 shall be deemed, upon effectiveness of this Amendment No. 1, to have exchanged its Term Commitment and Term Loans (which Term Commitment and Term Loans shall thereafter be deemed terminated) for a Term 1 Commitment and Term 1 Loans in the same aggregate principal amount as such Lender's Term Loans, and such Lender shall thereafter become a Term 1 Lender;

            WHEREAS, each Person who executes and delivers this Amendment No. 1 as an Additional Term 1 Lender will make Term 1 Loans on the effective date of this Amendment No. 1 to the Borrowers, the proceeds of which will be used by the Borrowers to repay in full the outstanding principal amount of Term Loans of Non-Consenting Term Lenders;

            WHEREAS, the Borrowers shall pay to each Term Lender all accrued and unpaid interest on its Term Loans to, but not including, the date of effectiveness of this Amendment No. 1 on such date of effectiveness;

            WHEREAS, the Borrowers desire to change their fiscal year end from August 31 to December 31;

            WHEREAS, the Borrowers desire to make certain other changes to the Credit Agreement as set forth herein;

            NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            SECTION 1. AMENDMENTS RELATING TO TERM 1 LOANS.

            (a) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) of the first sentence of the definition of "Applicable Rate" in its entirety and replacing it with the following:

                  "(b) with respect to any Term 1 Loan, 2.50% per annum, in the case of Eurodollar Rate Loans, and 1.50% per annum, in the case of Base Rate Loans; provided that if the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b) is (x) less than 4.0 to 1.0 but greater than 3.5 to 1.0, the Applicable Rate shall be 2.25% per annum, in the case of Eurodollar Rate Loans, and 1.25% in the case of Base Rate Loans and (y) less than or equal to 3.5 to 1.0, the Applicable Rate shall be 2.00% per annum, in the case of Eurodollar Rate Loans, and 1.00% in the case of Base Rate Loans."

            (b) Section 2.05 of the Credit Agreement is hereby amended by adding to the end of such Section new paragraphs (j) and (k) as follows:

                  "(j) Notwithstanding the foregoing, 100% of the proceeds of all Term 1 Loans shall be used to repay Term Loans and the requirements of Sections 2.05(h) and (i) shall not apply to such proceeds and any repayments made with such proceeds.

                  (k) Notwithstanding the foregoing, if the Borrowers make any optional prepayment of Term 1 Loans prior to the one year anniversary of the Amendment No. 1 Effective Date in connection with any Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Term 1 Lender, a prepayment premium of 1% of the amount of such Term 1 Loans being prepaid."

            (c) Section 2.06(b) of the Credit Agreement is hereby amended by adding to the end of such Section new sentence as follows:

                  "The Term 1 Commitment of each Term 1 Loan Lender shall be automatically terminated on the Amendment No. 1 Effective Date upon the Borrowing of the Term 1 Loans on such date."

            (d) Section 6.11 of the Credit Agreement is hereby amended by adding to the end of such Section a new sentence as follows:

                  "Each of the Borrowers further covenants and agrees that the proceeds of all Term 1 Borrowings hereunder will be used to refinance the existing Term Loans."

            (e) All references to "Term Loan Borrowing," "Term Loan Commitment," "Term Loan Lender," "Term Loan Maturity Date," "Term Loan Note" and "Term Loans" in the Credit Agreement and the Loan Documents shall be deemed to be references to "Term 1 Borrowing," "Term 1 Borrowing Request," "Term 1 Commitment," "Term 1 Lender," "Term 1 Loan Maturity Date" and "Term 1 Loans," respectively (unless the context otherwise requires).

            (f) The Term 1 Loans made on the Amendment No. 1 Effective Date shall not constitute Additional Term Loans under Section 2.14 of the Credit Agreement.

            (g) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetic order:

            "Additional Term 1 Commitment" means, with respect to an Additional Term 1 Lender, the commitment of such Additional Term 1 Lender to make Additional Term 1 Loans on the Amendment No. 1 Effective Date, in an amount set forth next to the signature of such Additional Term 1 Lender on Amendment No. 1. The aggregate amount of the Additional Term 1 Commitments of all Additional Term 1 Lenders shall equal the outstanding principal amount of Term Loans of Non-Consenting Term Lenders.

            "Additional Term 1 Lender" means a Person with an Additional Term 1 Commitment to make Additional Term 1 Loans to the Borrowers on the Amendment No. 1 Effective Date, which for the avoidance of doubt may be an existing Term Lender.

            "Additional Term 1 Loan" means a Loan that is made pursuant to
Section 2.01(c)(ii) of the Credit Agreement on the Amendment No. 1 Effective
Date.

            "Amendment No. 1" means Amendment No. 1 to this Agreement dated as of March 29, 2005.

            "Amendment No. 1 Effective Date" means March 29, 2005, the date on which all conditions precedent set forth in Section 4 of Amendment No. 1 are satisfied.

            "Non-Consenting Term Lender" means each Term Lender that has not executed and delivered a counterpart of Amendment No. 1 on or prior to the Amendment No. 1 Effective Date.

            "Repricing Transaction" means the incurrence by any Loan Party of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement) that is secured or is broadly marketed or syndicated to banks and other institutional investors in financings similar to the Credit Agreement (i) having an effective interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice) that is less than the Applicable Rate for, or weighted average yield (to be determined by the Administrative Agent on the same basis) of, the Term 1 Loans and (ii) the proceeds of which are used to repay, in whole or in part, principal of outstanding Term 1 Loans.

            "Term 1 Commitment" means, with respect to a Term Lender, the agreement of such Term Lender to exchange its Term Loans for an equal aggregate principal amount of Term 1 Loans on the Amendment No. 1 Effective Date, as evidenced by such Term Lender executing and delivering Amendment No. 1.

            "Term 1 Lender" means a Lender with outstanding Term 1 Loans.

            "Term 1 Loan" means an Additional Term 1 Loan or a Loan that is deemed made pursuant to Section 2.01(c)(i).

            (h) Section 2.01 is hereby amended by adding the following clause
(c) to such Section.

                  "(c) (i) Subject to the terms and conditions hereof and of Amendment No. 1, each Term Lender with a Term 1 Commitment severally agrees to exchange its Term Loans for a like principal amount in of Term 1 Loans on the Amendment No. 1 Effective Date.

                        (ii) Subject to the terms and conditions hereof and of
                  Amendment No. 1, each Additional Term 1 Lender severally agrees to make Additional Term 1 Loans to the Borrowers on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Term 1 Commitment on the Amendment No. 1 Effective Date. The Borrowers shall prepay all Term Loans of Non-Consenting Term Lenders with the gross proceeds of the Additional Term 1 Loans.

                        (iii) The Borrowers shall pay to the Term Lenders all
                  accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. 1 Effective Date on such Amendment No. 1 Effective Date and to the Non-Consenting Term Lenders any breakage loss or expense under Section 3.05. The Amendment No. 1 Effective Date shall be deemed the first day of a new Interest Period with respect to the Term 1 Loans.

                        (iv) The Term 1 Loans shall have the same terms as the
                  Term Loans as set forth in the Credit Agreement and Loan Documents, except as modified by this Amendment No. 1. For the avoidance of doubt, the Term 1 Loans (and all principal, interest and other amounts in respect thereof) will constitute "Obligations" under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term Loans."

            SECTION 2. CONSENT AND AMENDMENTS RELATING TO CHANGE IN FISCAL YEAR END. The Required Lenders consent pursuant to Section 7.15 of the Credit Agreement to the change of Holdings, the Borrowers and their Subsidiaries fiscal year end from August 31 to December 31 provided that Holdings shall have delivered written notice of the effectiveness of such change to the Administrative Agent on or prior to April 30, 2005. Upon receipt of such notice by the Administrative Agent, the following amendments shall automatically become effective:

            (a) The definition of "Applicable Rate" shall be amended by replacing the reference to "May 31, 2005" with the date "June 30, 2005."

            (b) The definition of "Excess Cash Flow Period" shall be amended and restated in its entirety to read as follows: ""Excess Cash Flow Period" means
(i) the twelve consecutive fiscal month period of Holdings ending August 31, 2006, (ii) the four consecutive fiscal month period of Holdings ending December 31, 2006 and (iii) thereafter each twelve consecutive fiscal month period of Holdings ending on the last day of each fiscal year of Holdings."

            (c) Section 6.01(a) shall be amended by replacing the reference to "August 31, 2005" with "December 31, 2005."

            (d) Section 6.01(b) shall be amended by replacing the parenthetical in the second line thereof with the following parenthetical: "(commencing with the fiscal quarter ending February 28, 2005 and which, in the event of a change of the Fiscal Year of Holdings, shall include(x) both the fiscal quarter ended February 28, 2005 and the fiscal quarter ended March 31, 2005 if the change of the Fiscal Year of Holdings occurs on or before March 31, 2005 or (y) both the fiscal quarter ended May 31, 2005 and the fiscal quarter ended June 30, 2005 if the change of the Fiscal Year of Holdings occurs after March 31, 2005)."

            (e) Section 6.02(b) shall be amended by replacing the reference to "May 31, 2005" with "June 30, 2005."

            (f) Section 7.02(b) shall be amended by replacing the reference to "August 31, 2005" with "December 31, 2005."

            (g) Section 7.11 shall be amended by replacing each reference to "May 31," "August 31," November 30" and "February 28" with references to "June 30," "September 30," "December 31" and "March 31," respectively.

            SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrowers represent and warrant to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

            (a) The execution, delivery and performance of this Amendment No. 1 have been duly authorized by all necessary corporate action by the Borrowers, and do not and will not (i) contravene the terms of the Borrowers' Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which a Borrower is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law, except in the case of clause (b) or (c) as would not reasonably be expected to have a Material Adverse Effect.

            (b) Before and after giving effect to this Amendment No. 1, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

            (c) At the time of and after giving effect to this Amendment No. 1, no Default or Event of Default has occurred and is continuing.

            SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment No. 1 shall become effective on the date on which each of the following conditions is satisfied:

            (a) The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting (A) the Required Lenders and (B) each Term Lender, or in lieu of one or more Term Lenders, one or more Additional Term 1 Lenders, and (ii) each of the other parties hereto, either (x) a counterpart of this Amendment No. 1 signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment No. 1) that such party has signed a counterpart of this Amendment No. 1;

            (b) The Borrowers shall have provided the Administrative Agent with a Borrowing request three Business Days prior to the Amendment No. 1 Effective Date with respect to the borrowing of Additional Term 1 Loans on the Amendment No. 1 Effective Date; provided that if the Borrowers shall have requested a Borrowing of Eurodollar Rate Loans, the Borrowers shall have provided the Administrative Agent with a funding indemnity agreement satisfactory to the Administrative Agent;

            (c) Each Term 1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the Borrowers in substantially the form of Exhibit C-1 to the Credit Agreement, as modified by this Amendment No. 1, evidencing its Term 1 Loans;

            (d) The Borrowers shall have paid to all Term Lenders simultaneously with the making of Term 1 Loans hereunder all accrued and unpaid interest on the Term Loans of such Term Lenders to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date;

            (e) The Borrowers shall have paid to the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Agents, to the extent billed prior to the Amendment No. 1 Effective Date) of the Administrative Agent;

            (f) All corporate and other proceedings taken or to be taken in connection with this Amendment No. 1 and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent; and

            (g) At the time of and after giving effect to the Amendment No. 1, no Default or Event of Default has occurred and is continuing.

            SECTION 5. EXPENSES. The Borrowers agrees to reimburse the Administrative Agent for its and the other Agents' reasonable out-of-pocket expenses incurred by them in connection with this Amendment No. 1, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

            SECTION 6. COUNTERPARTS. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 7. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 8. HEADINGS. The headings of this Amendment No. 1 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            SECTION 9. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The Required Lenders agree that the Borrowers and the Administrative Agent may enter into an Amended and Restated Credit Agreement after the Amendment No. 1 Effective Date in form and substance satisfactory to the Administrative Agent to give effect to this Amendment No. 1. By executing and delivering a copy hereof, each Loan Party hereby agrees and confirms that all Loans and Obligations (including, without limitation, the Term 1 Loans) shall be fully guaranteed by Holdings pursuant to the Parent Guaranty and the other Guarantors pursuant to the Subsidiary Guaranty and shall be fully secured pursuant to the Security Documents.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.

                                AMR HOLDCO, INC.

                                By:  /s/  William A. Sanger
                                   ---------------------------------------------
                                   Name: William A. Sanger
                                   Title: Chief Executive Officer

                                EMCARE HOLDCO, INC.

                                By:  /s/ William A. Sanger
                                   ---------------------------------------------
                                   Name: William A. Sanger
                                   Title: Chief Executive Officer

                                EMERGENCY MEDICAL SERVICES L.P., as guarantor

                                By: Emergency Medical Services Corporation, its general partner

                                By: /s/  William A. Sanger
                                   ---------------------------------------------
                                Name: William A. Sanger
                                Title: Chairman and Chief Executive Officer

                        [Amendment No. 1 Signature Page]

                                     AMERICAN MEDICAL RESPONSE, INC.
                                     HANK'S ACQUISITION CORP.
                                     FOUNTAIN AMBULANCE SERVICE, INC.
                                     MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
                                     AMERICAN MEDICAL RESPONSE NORTHWEST,
                                       INC.
                                     AMERICAN MEDICAL RESPONSE WEST
                                     METROPOLITAN AMBULANCE SERVICE
                                     AMERICAN MEDICAL RESPONSE OF INLAND
                                       EMPIRE
                                     DESERT VALLEY MEDICAL TRANSPORT, INC.
                                     SPRINGS AMBULANCE SERVICE, INC.
                                     AMERICAN MEDICAL RESPONSE OF COLORADO,
                                       INC.
                                     INTERNATIONAL LIFE SUPPORT, INC.
                                     MEDEVAC MIDAMERICA, INC.
                                     MEDEVAC MEDICAL RESPONSE, INC.
                                     AMERICAN MEDICAL RESPONSE OF OKLAHOMA,
                                       INC.
                                     AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
                                     KUTZ AMBULANCE SERVICE, INC.
                                     AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
                                     AMERICAN MEDICAL RESPONSE MANAGEMENT,
                                       INC.
                                     A1 LEASING, INC.
                                     FLORIDA EMERGENCY PARTNERS, INC.
                                     MOBILE MEDIC AMBULANCE SERVICE, INC.
                                     METRO AMBULANCE SERVICE, INC.
                                     METRO AMBULANCE SERVICE (RURAL), INC.
                                     MEDIC ONE AMBULANCE SERVICES, INC.
                                     AMERICAN MEDICAL RESPONSE OF SOUTH
                                       CAROLINA, INC.
                                     AMERICAN MEDICAL RESPONSE OF NORTH
                                       CAROLINA, INC.
                                     AMERICAN MEDICAL RESPONSE OF GEORGIA,
                                       INC.
                                     TROUP COUNTY EMERGENCY MEDICAL
                                       SERVICES, INC.
                                     RANDLE EASTERN AMBULANCE SERVICE, INC.
                                     MEDI-CAR SYSTEMS, INC.
                                     MEDI-CAR AMBULANCE SERVICE, INC.
                                     AMERICAN MEDICAL RESPONSE OF TENNESSEE,
                                       INC.
                                     PHYSICIANS & SURGEONS AMBULANCE
                                       SERVICE, INC.
                                     AMERICAN MEDICAL RESPONSE OF ILLINOIS,
                                       INC.
                                     MIDWEST AMBULANCE MANAGEMENT
                                       COMPANY
                                     PARAMED, INC.
                                     MERCY AMBULANCE OF EVANSVILLE, INC.

                                     TIDEWATER AMBULANCE SERVICE, INC.
                                     AMERICAN MEDICAL RESPONSE OF
                                       CONNECTICUT, INCORPORATED
                                     AMERICAN MEDICAL RESPONSE OF
                                       MASSACHUSETTS, INC.
                                     AMERICAN MEDICAL RESPONSE MID-ATLANTIC,
                                       INC.
                                     AMBULANCE ACQUISITION, INC.
                                     METRO AMBULANCE SERVICES, INC.
                                     BROWARD AMBULANCE, INC.
                                     ATLANTIC AMBULANCE SERVICES
                                       ACQUISITION, INC.
                                     ATLANTIC/KEY WEST AMBULANCE, INC.
                                     ATLANTIC/PALM BEACH AMBULANCE, INC.
                                     SEMINOLE COUNTY AMBULANCE, INC.
                                     LIFEFLEET SOUTHEAST, INC.
                                     AMERICAN MEDICAL PATHWAYS, INC.
                                     ADAM TRANSPORTATION SERVICE, INC.
                                     ASSOCIATED AMBULANCE SERVICE, INC.
                                     PARK AMBULANCE SERVICE INC.
                                     FIVE COUNTIES AMBULANCE SERVICE, INC.
                                     SUNRISE HANDICAP TRANSPORT CORP.
                                     STAT HEALTHCARE, INC.
                                     LAIDLAW MEDICAL TRANSPORTATION, INC.
                                     MERCY, INC.
                                     AMERICAN INVESTMENT ENTERPRISES, INC.
                                     LIFECARE AMBULANCE SERVICE, INC.
                                     TEK, INC.
                                     MERCY LIFE CARE
                                     HEMET VALLEY AMBULANCE SERVICE, INC.
                                     AMERICAN MEDICAL RESPONSE OF SOUTHERN
                                       CALIFORNIA
                                     MEDIC ONE OF COBB, INC.
                                     PUCKETT AMBULANCE SERVICE, INC.

                                AMERICAN MEDICAL RESPONSE DELAWARE
                                   VALLEY, LLC
                                By: American Medical Response Mid-Atlantic,
                                   Inc., its sole member

                                REGIONAL EMERGENCY SERVICES, LP
                                By: Florida Emergency Partners, Inc., its
                                   general partner

                                PROVIDACARE, L.L.C.
                                By: American Medical Pathways, Inc., its
                                   sole member

                                By: /s/ Randel G. Owen
                                   ---------------------------------------------
                                Name: Randel G. Owen
                                Title: Vice President

                                EMS MANAGEMENT LLC
                                By: AMR HoldCo, Inc. and EmCare HoldCo, Inc.,
                                   its members

                                By: /s/ William A. Sanger
                                   ---------------------------------------------
                                Name: William A. Sanger
                                Title: Chief Executive Officer

                                EMCARE HOLDINGS INC.
                                EMCARE, INC.
                                EMCARE OF ALABAMA, INC.
                                EMCARE CONTRACT OF ARKANSAS, INC.
                                EMCARE OF ARIZONA, INC.
                                EMCARE OF CALIFORNIA, INC.
                                EMCARE OF COLORADO, INC.
                                EMCARE OF CONNECTICUT, INC.
                                EMCARE OF FLORIDA, INC.
                                EMCARE OF GEORGIA, INC.
                                EMCARE OF HAWAII, INC.
                                EMCARE OF INDIANA, INC.
                                EMCARE OF IOWA, INC.
                                EMCARE OF KENTUCKY, INC.
                                EMCARE OF LOUISIANA, INC.
                                EMCARE OF MAINE, INC.
                                EMCARE OF MICHIGAN, INC.
                                EMCARE OF MINNESOTA, INC.
                                EMCARE OF MISSISSIPPI, INC.
                                EMCARE OF MISSOURI, INC.
                                EMCARE OF NEVADA, INC.
                                EMCARE OF NEW HAMPSHIRE, INC.
                                EMCARE OF NEW JERSEY, INC.
                                EMCARE OF NEW MEXICO, INC.
                                EMCARE OF NEW YORK, INC.
                                EMCARE OF NORTH CAROLINA, INC.
                                EMCARE OF NORTH DAKOTA, INC.
                                EMCARE OF OHIO, INC.
                                EMCARE OF OKLAHOMA, INC.
                                EMCARE OF OREGON, INC.
                                EMCARE OF PENNSYLVANIA, INC.
                                EMCARE OF RHODE ISLAND, INC.
                                EMCARE OF SOUTH CAROLINA, INC.
                                EMCARE OF TENNESSEE, INC.
                                EMCARE OF TEXAS, INC.
                                EMCARE OF VERMONT, INC.
                                EMCARE OF VIRGINIA, INC.
                                EMCARE OF WASHINGTON, INC.
                                EMCARE OF WEST VIRGINIA, INC.
                                EMCARE OF WISCONSIN, INC.
                                EMCARE PHYSICIAN PROVIDERS, INC.
                                EMCARE PHYSICIAN SERVICES, INC.
                                EMCARE SERVICES OF ILLINOIS, INC.
                                EMCARE SERVICES OF MASSACHUSETTS, INC.
                                EMCARE ANESTHESIA SERVICES, INC.
                                ECEP, INC.

                                COORDINATED HEALTH SERVICES, INC.
                                EM-CODE REIMBURSEMENT SOLUTIONS, INC.
                                EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
                                EMERGENCY SPECIALISTS OF ARKANSAS, INC. II
                                FIRST MEDICAL/EMCARE, INC.
                                HEALTHCARE ADMINISTRATIVE SERVICES, INC.
                                OLD STAT, INC.
                                REIMBURSEMENT TECHNOLOGIES, INC.
                                STAT PHYSICIANS, INC.
                                THE GOULD GROUP, INC.
                                TIFTON MANAGEMENT SERVICES, INC.
                                TUCKER EMERGENCY SERVICES, INC.
                                HELIX PHYSICIANS MANAGEMENT, INC.
                                NORMAN BRUCE JETTON, INC.
                                PACIFIC EMERGENCY SPECIALISTS MANAGEMENT, INC. AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC. PHYSICIAN ACCOUNT MANAGEMENT, INC.
                                PROVIDER ACCOUNT MANAGEMENT, INC.
                                CHARLES T. MITCHELL, M.D., INC.

                                EMCARE OF MARYLAND LLC,
                                By: EmCare Holdings Inc. and EmCare, Inc., its
                                   members

                                EMS MANAGEMENT LLC
                                By: AMR HoldCo, Inc. and EmCare HoldCo, Inc.,
                                   its members

                                By: /s/ William A. Sanger
                                   ---------------------------------------------
                                Name: William A. Sanger
                                Title: Chief Executive Officer

                                BANK OF AMERICA, N.A., as
                                Administrative Agent

                                By: /s/ Robert Rittelmeyer
                                   ---------------------------------------------
                                Name: Robert Rittelmeyer
                                Title: Vice President

                                BANK OF AMERICA, N.A., as a Lender

                                By: /s/ Robert Klawinski
                                   ---------------------------------------------
                                Name: Robert Klawinski
                                Title: Senior Vice President

                                CAROLINA FIRST BANK, as a Lender

                                By: /s/ Charles D. Chamberlaine
                                    --------------------------------------------
                                    Name: Charles D. Chamberlain
                                    Title: Executive Vice President

                                LASALLE BANK NATIONAL ASSOCIATION,

                                By: /s/ Vanessa R. Garza
                                    --------------------------------------------
                                    Name: Vanessa R. Garza
                                    Title: Commercial Banking Officer

                                MERRILL LYNCH CAPITAL, a division of
                                Merrill Lynch Business Financial Services, Inc. as a Lender

                                By: /s/ Luis Vera
                                    --------------------------------------------
                                    Name: Luis Viera
                                    Title: Vice President

                                JPMORGAN CHASE BANK, N.A., as a Lender

                                By: /s/ Laura Cumming
                                    --------------------------------------------
                                    Name: Laura Cumming
                                    Title: Vice President

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as a Lender

                                By: /s/ Jeffrey P. Hoffman
                                    --------------------------------------------
                                    Name: Jeffrey P. Hoffman
                                    Title: Its Duly Authorized Signatory

                                ACA MANAGEMENT, LLC as Advisor to
                                ACA CLO 2005-1, Limited, as a Lender

                                By: /s/ Vincent Ingato
                                    --------------------------------------------
                                    Name: Vincent Ingato
                                    Title: Managing Director

                                ACM INCOME FUND INC.

                                By: /s/ Scott Van den Bosch
                                    ------------------------------------------
                                    Name:  Scott Van den Bosch
                                    Title:  Vice President

                                ARCHIMEDES FUNDING IV (Cayman), Ltd.
                                BY: ING Capital Advisors, LLC
                                    as Collateral Manager

                                By: /s/ Helen Y. Rhee
                                    --------------------------------------------
                                    Name: Helen Y. Rhee, Director

                                NEMEAN CLO, Ltd.
                                BY: ING Capital Advisors, LLC
                                    As Investment Manager

                                By: /s/ Helen Y. Rhee
                                    --------------------------------------------
                                    Name: Helen Y. Rhee, Director

                                ING-ORYX CLO, Ltd., as a Lender

                                BY: ING Capital Advisors, LLC
                                    As Collateral Manager

                                By: /s/ Helen Y. Rhee
                                    --------------------------------------------
                                    Name:  Helen Y. Rhee, Director

                        [Amendment No. 1 Signature Page]

                                ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

                                BY: Ares Enhanced Loan Management, L.P.
                                    Investment Manager

                                By: Ares Enhanced Loan GP, LLC
                                    Its General Partner

                                as a Lender

                                By: /s/ Seth J. Brufsky
                                    --------------------------------------------
                                    Name: Seth J. Brufsky
                                    Title: Vice President

                                ARES IV CLO Ltd.

                                BY: Ares CLO Management IV, L.P.
                                    Investment Manager

                                By: Ares CLO GP IV, LLC
                                    Its Managing Member

                                as a Lender

                                By: /s/ Seth J. Brufsky
                                    --------------------------------------------
                                    Name: Seth J. Brufsky
                                    Title: Vice President

                                ARES VII CLO Ltd.

                                BY: Ares CLO Management VII, L.P.
                                    Investment Manager

                                By: Ares CLO GP VII, LLC
                                    Its General Partner

                                as a Lender

                                By: /s/ Seth J. Brufsky
                                    --------------------------------------------
                                    Name: Seth J. Brufsky
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]

                                ARES VIII CLO Ltd.

                                BY: Ares CLO Management VIII, L.P.
                                    Investment Manager

                                By: Ares CLO GP VIII, LLC
                                    Its General Partner

                                as a Lender

                                By: /s/ Seth J. Brufsky
                                    --------------------------------------------
                                    Name: Seth J. Brufsky
                                    Title: Vice President

                                ARES IX CLO Ltd.

                                BY: Ares CLO Management IX, L.P.
                                    Investment Manager

                                By: Ares CLO GP IX LLC
                                    Its General Partner

                                as a Lender

                                By: /s/ Seth J. Brufsky
                                    --------------------------------------------
                                    Name: Seth J. Brufsky
                                    Title: Vice President

                                ATRIUM CDO, as a Lender

                                By: /s/ David H. Lerner
                                    --------------------------------------------
                                    Name: David H. Lerner
                                    Title: Authorized Signatory

                        [Amendment No. 1 Signature Page]

                                BAIN CAPITAL

                                Sankaty Advisors, LLC, as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

                                _________________________, as a Lender

                                By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name: Diane J. Exter
                                    Title: Managing Director, Portfolio Manger

                                BABSON CLO LTD. 2004-II
                                BABSON CLO LTD. 2003-I
                                SUFFIELD CLO, LIMITED
                                TRYON CLO LTD. 2000-I, as Lenders
                                By: Babson Capital Management LLC
                                    as Collateral Manager

                                By: /s/ Russell D. Morrison
                                    --------------------------------------------
                                    Name: Russell D. Morrison
                                    Title: Managing Director

                                MAPLEWOOD (CAYMAN) LIMITED
                                as a Lender

                                By: Babson Capital Management LLC
                                    as Investment Manager

                                By: /s/ Russell D. Morrison
                                    --------------------------------------------
                                    Name: Russell D. Morrison
                                    Title: Managing Director

                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

                                By: /s/ Russell D. Morrison
                                    --------------------------------------------
                                    Name: Russell D. Morrison
                                    Title: Managing Director

                        [Amendment No. 1 Signature Page]

                                BILL & MELINDA GATES FOUNDATION
                                as a Lender

                                By: Babson Capital Management LLC
                                    as Investment Adviser

                                By: /s/ Russell D. Morrison
                                    --------------------------------------------
                                    Name: Russell D. Morrison
                                    Title: Managing Director

                                BABSON CLO LTD. 2005-I
                                By: Babson Capital Management LLC
                                    as Collateral Manager

                                By: /s/ Russell D. Morrison
                                    --------------------------------------------
                                    Name: Russell D. Morrison
                                    Title: Managing Director

                                BAYERISCHE HYPO- UND VEREINSBANK, AG
                                as a Lender

                                By: /s/ Gavin Burke
                                    --------------------------------------------
                                    Name: Gavin Burke
                                    Title: Director

                                By: /s/ Hetal Selarka
                                    ------------------------------------------
                                    Name: Hetal Selarka
                                    Title: Associate Director

                                BIG SKY III SENIOR LOAN TRUST
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]

                                BOLDWATER CREDIT OPPORTUNITIES MASTER FUND LP, as a Lender
                                By: BoldWater Capital Management LP
                                    The Investment Manager

                                By: /s/ Martin E. Kalisker
                                    --------------------------------------------
                                    Name: Martin E. Kalisker
                                    Title: Chief Financial Officer

                                By: CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
                                By: Its Collateral Manager, Callidus Capital
                                    Management, LLC, as a Lender

                                By: /s/ Mavis Taintor
                                    --------------------------------------------
                                    Name:  Mavis Taintor
                                    Title:  Senior Managing Director

                                By: CALLIDUS DEBT PARTNERS CLO FUND III, LTD.
                                By: Its Collateral Manager, Callidus Capital
                                    Management, LLC, as a Lender

                                By: /s/ Mavis Taintor
                                    --------------------------------------------
                                    Name:  Mavis Taintor
                                    Title:  Senior Managing Director

                                SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

                                By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name: Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager

                        [Amendment No. 1 Signature Page]

                                SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

                                By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name: Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager

                                SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill III - INGOTS, Ltd., as Term Lender

                                By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name: Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager

                                CHAMPLAIN CLO, LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Collateral Manager

                                By: /s/ Thomas H. B. Ewald
                                    --------------------------------------------
                                    Name: Thomas H. B. Ewald
                                    Title: Authorized Signatory

                                CHARTER VIEW PORTFOLIO
                                By: INVESCO Senior Secured Management, Inc.
                                    As Investment Advisor

                                By: /s/ Thomas H. B. Ewald
                                    --------------------------------------------
                                    Name: Thomas H. B. Ewald
                                    Title: Authorized Signatory

                                CITADEL HILL 2004 LTD., as a lender

                                By: /s/ P. Van Schaick
                                    --------------------------------------------
                                    Name: P. Van Schaick
                                    Title: Authorized Signatory

                        [Amendment No. 1 Signature Page]

                                CITADEL HILL 2000 LTD., as a lender

                                By: /s/ P. Van Schaick
                                    --------------------------------------------
                                    Name: P. Van Schaick
                                    Title: Authorized Signatory

                                CITICORP INSURANCE AND INVESTMENT TRUST
                                By: Travelers Asset Management International
                                    Company, LLC

                                By: /s/ Allen Cantrell
                                    --------------------------------------------
                                    Name: Allen Cantrell
                                    Title: Investment Officer

                                CLASSIC CAYMAN B.D. LIMITED
                                As Lender

                                By: /s/ Daniel Conlon
                                    --------------------------------------------
                                    Name: Daniel Conlon
                                    Title: Authorized Signatory

                                By: /s/ John Fitzgerald
                                    --------------------------------------------
                                    Name: John Fitzgerald
                                    Title: Authorized Signatory

                                CLT, L.P.
                                By: Royal Bank of Canada,
                                    as Collateral Manager

                                By: /s/ Melissa Marano
                                    --------------------------------------------
                                    Name: Melissa Marano
                                    Title: Authorized Signatory

                       [Amendment No. 1 Signature Page]

                                NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Collateral Manager
                                By:  Clydesdale CLO 2003 Ltd., as a Lender

                                By: /s/ Elizabeth MacLean
                                    --------------------------------------------
                                    Name: Elizabeth MacLean
                                    Title: Director

                                NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Investment Manager
                                By:  Clydesdale CLO 2004 Ltd., as a Lender

                                By: /s/ Elizabeth MacLean
                                    --------------------------------------------
                                    Name: Elizabeth MacLean
                                    Title: Director

                                NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Investment Manager
                                By: Clydesdale Strategic CLO-I, Ltd.,
                                    as a Lender

                                By: /s/ Elizabeth MacLean
                                    --------------------------------------------
                                    Name: Elizabeth MacLean
                                    Title: Director

                                CONSTANTIUS EATON VANCE CDO V, LTD
                                as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                CSAM FUNDING I, as a Lender

                                By: /s/ David H. Lerner
                                    --------------------------------------------
                                    Name: David H. Lerner
                                    Title: Authorized Signatory

                       [Amendment No. 1 Signature Page]

                                CSAM FUNDING II, as a Lender

                                By: /s/ David H. Lerner
                                    --------------------------------------------
                                    Name: David H. Lerner
                                    Title: Authorized Signatory

                                DRYDEN VIII - LEVERAGED LOAN CDO 2005
                                By: Prudential Investment Management, Inc.
                                    as Attorney-In-Fact

                                By: /s/ Paul Appleby
                                    --------------------------------------------
                                    Name: Paul Appleby
                                    Title: Managing Director

                                EAST WEST BANK, as a Lender

                                By: /s/ Nancy A. Moore
                                    --------------------------------------------
                                    Name: Nancy A. Moore
                                    Title: Senior Vice President

                                EATON VANCE CDO III, LTD.
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE CDO VI, LTD.
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]

                                EATON VANCE FLOATING-RATE INCOME TRUST
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE LIMITED DURATION INCOME FUND
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE SENIOR FLOATING-RATE TRUST
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]

                                EATON VANCE SENIOR INCOME TRUST
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                EATON VANCE SHORT DURATION DIVERSIFIED
                                INCOME FUND
                                By: Eaton Vance Management
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                FEINGOLD O'KEEFFE MASTER FUND, LTD
                                as a Lender

                                By: /s/ R. Ian O'Keeffe
                                    --------------------------------------------
                                    Name: R. Ian O'Keeffe
                                    Title: Partner

                                FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC
                                By: Fidelity Floating Rate Central Investment
                                    Portfolio, as a Lender

                                By: /s/ John H. Costello
                                    --------------------------------------------
                                    Name: John H. Costello
                                    Title: Assistant Treasurer

                                FIDELITY ADVISOR SERIES II
                                By: Fidelity Advisor Floating Rate High Income
                                    Fund, as a Lender

                                By: /s/ John H. Costello
                                    --------------------------------------------
                                    Name: John H. Costello
                                    Title: Assistant Treasurer

                        [Amendment No. 1 Signature Page]

                                FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE
                                TRUST FUND
                                By: Highland Capital Management, L.P.
                                    Its Investment Sub-Advisor, as a Lender

                                By: /s/ R. Joseph Dougherty
                                    --------------------------------------------
                                    Name: R. Joseph Dougherty
                                    Title: Senior Vice President, Secretary

                                FIFTH THIRD BANK, as a Lender

                                By: /s/ Neil J. Prendergast
                                    --------------------------------------------
                                    Name: Neil J. Prendergast
                                    Title: Vice President

                                FOOTHILL INCOME TRUST, L.P.
                                By:  FIT GP, LLC, its Sole Partner, as a Lender

                                By: /s/ M. E. Stearns
                                    --------------------------------------------
                                    Name: M.E. Stearns
                                    Title: Managing Member

                                FOREST SPC LLC, as a Lender

                                By: /s/ Meredith J. Koslick
                                    --------------------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                                FOUR CORNERS CLO 2005-I, LTD., as a Lender
                                By: Four Corners Capital Management LLC
                                    As Collateral Manager

                                By: /s/ Adam Brown
                                    --------------------------------------------
                                    Name: Adam Brown
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]

                                FORTRESS PORTFOLIO TRUST, as a Lender
                                By: Four Corners Capital Management LLC
                                    As Investment Manager

                                By: /s/ Adam Brown
                                    --------------------------------------------
                                    Name: Adam Brown
                                    Title: Vice President

                                FRANKLIN CLO II, LIMITED, as a Lender

                                By: /s/ David Ardini
                                    --------------------------------------------
                                    Name: David Ardini
                                    Title: Vice President

                                FRANKLIN CLO III, LIMITED, as a Lender

                                By: /s/ David Ardini
                                    --------------------------------------------
                                    Name: David Ardini
                                    Title: Vice President

                                FRANKLIN CLO IV, LIMITED, as a Lender

                                By: /s/ David Ardini
                                    --------------------------------------------
                                    Name: David Ardini
                                    Title: Vice President

                                FRANKLIN FLOATING RATE DAILY ACCESS FUND, as a Lender

                                By: /s/ Richard Hsu
                                    --------------------------------------------
                                    Name: Richard Hsu
                                    Title: Vice President

                                FRANKLIN FLOATING RATE MASTER SERIES,
                                as a Lender

                                By: /s/ Richard Hsu
                                    --------------------------------------------
                                    Name: Richard Hsu
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]

                                FRANKLIN FLOATING RATE TRUST
                                as a Lender

                                By: /s/ Richard Hsu
                                    --------------------------------------------
                                    Name: Richard Hsu
                                    Title: Vice President

                                GALAXY CLO 2003-1, LTD.
                                By: AIG Global Investment Corp.
                                    Its Investment Advisor, as a Lender

                                By: /s/
                                    --------------------------------------------
                                    Name: ILLEGIBLE
                                    Title: Vice President

                                GALAXY III CLO, LTD.
                                By: AIG Global Investment Corp.
                                    Its Investment Advisor, as a Lender

                                By: /s/
                                    --------------------------------------------
                                    Name: ILLEGIBLE
                                    Title: Vice President

                                GALAXY IV CLO LTD.
                                By: AIG Global Investment Corp.
                                    Its Investment Advisor, as a Lender

                                By: /s/
                                    --------------------------------------------
                                    Name: ILLEGIBLE
                                    Title: Vice President

                                GRANITE VENTURES I LTD.
                                By: Stone Tower Debt Advisors LLC
                                    as its Collateral Manager

                                By: /s/ Anthony Edson
                                    --------------------------------------------
                                    Name: Anthony Edson
                                    Title: Authorized Signatory

                        [Amendment No. 1 Signature Page]

                                GRAYSON & CO
                                By: Boston Management and Research
                                    as Investment Advisor, as a Lender

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                GULF STREAM-COMPASS CLO 2002-1 LTD
                                By: Gulf Stream Asset Management LLC
                                    As Collateral Manager, as a Lender

                                By: /s/ Mark Mahoney
                                    --------------------------------------------
                                    Name: Mark Mahoney
                                    Title: President

                                GULF STREAM-COMPASS CLO 2005-1 LTD
                                By: Gulf Stream Asset Management LLC
                                    As Collateral Manager, as a Lender

                                By: /s/ Mark Mahoney
                                    --------------------------------------------
                                    Name: Mark Mahoney
                                    Title: President

                                HARBOUR TOWN FUNDING LLC, as a Lender

                                By: /s/ Meredith J. Koslick
                                    --------------------------------------------
                                    Name: Meredith J. Koslick
                                    Title: Assistant Vice President

                                HIGHLAND FLOATING RATE ADVANTAGE FUND
                                By: Highland Capital Management, L.P.
                                    its Investment Advisor, as a Lender

                                By: /s/ R. Joseph Dougherty
                                    --------------------------------------------
                                    Name: R. Joseph Dougherty
                                    Title: Senior Vice President, Secretary

                        [Amendment No. 1 Signature Page]

                                ING SENIOR INCOME FUND
                                By: ING Investment Management, Co.
                                    as its investment manager

                                By: /s/ Michel Prince
                                    --------------------------------------------
                                    Name: Michel Prince
                                    Title: SVP

                                ING PRIME RATE TRUST
                                By: ING Investment Management, Co.
                                    as its investment manager

                                By: /s/ Michel Prince
                                    --------------------------------------------
                                    Name: Michel Prince
                                    Title: SVP

                                IXIS LOOMIS SAYLES SENIOR LOAN FUND
                                By: Loomis Sayles and Company, L.P.
                                    its manager
                                By: Loomis Sayles and Company, Inc.
                                    its general partner

                                By: /s/ Kevin J. Perry
                                    --------------------------------------------
                                    Name: Kevin J. Perry
                                    Title: Vice President

                                KEYBANK NATIONAL ASSOCIATION
                                as a Lender

                                By: /s/ Michael Corrigan
                                    --------------------------------------------
                                    Name: Michael Corrigan
                                    Title: Managing Director

                                BIC LOAN FUNDING, LLC, as a Lender

                                By: /s/ N. John Beal
                                    --------------------------------------------
                                    Name: N. John Beal
                                    Title: Authorized Signatory

                        [Amendment No. 1 Signature Page]

                                KZH SOLEIL LLC, as a Lender

                                By: /s/ Dorian Herrera
                                    --------------------------------------------
                                    Name: Dorian Herrera
                                    Title: Authorized Agent

                                KZH SOLEIL -2 LLC, as a Lender

                                By: /s/ Dorian Herrera
                                    --------------------------------------------
                                    Name: Dorian Herrera
                                    Title: Authorized Agent

                                LIGHTPOINT CLO III, LTD., as an Investor

                                By: /s/ Timothy S. Van Kirk
                                    --------------------------------------------
                                    Name: Timothy S. Van Kirk
                                    Title: Managing Director

                                LOAN FUNDING IX LLC, for itself as agent for
                                Corporate Loan Funding IX LLC
                                By: INVESCO Senior Secured Management, Inc.
                                    As Portfolio Manager

                                By: /s/ Thomas H. B. Ewald
                                    --------------------------------------------
                                    Name: Thomas H. B. Ewald
                                    Title: Authorized Signatory

                                SANKATY ADVISORS, LLC, as Collateral Manager for Loan Funding XI LLC, as Term Lender

                                By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name: Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager

                                LONG LANE MASTER TRUST IV, as a Lender

                                By: /s/ Kelly W. Warnement
                                    --------------------------------------------
                                    Name: Kelly W. Warnement
                                    Title: Authorized Agent

                        [Amendment No. 1 Signature Page]

                                THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
                                By: Loomis Sayles and Company, L.P.
                                    its manager
                                By: Loomis Sayles and Company, Inc.
                                    its general partner

                                By: /s/ Kevin J. Perry
                                    --------------------------------------------
                                    Name: Kevin J. Perry
                                    Title: Vice President

                                MADISON PARK, as a Lender

                                By: /s/ David H. Lerner
                                    --------------------------------------------
                                    Name: David H. Lerner
                                    Title: Authorized Agent

                                MAINSTAY FLOATING RATE FUND, a series of Eclipse Funds Inc., as a Lender
                                By:  New York Life Investment Management LLC

                                By: /s/ Robert H. Dial
                                    --------------------------------------------
                                    Name: Robert H. Dial
                                    Title: Managing Director

                                MARATHON SPECIAL OPPORTUNITY MASTER FUND LTD, as a Lender

                                By: /s/ Lou Hanover
                                    --------------------------------------------
                                    Name: Lou Hanover
                                    Title: CIO

                                MILLCREEK CBNA LOAN FUNDING
                                as a Lender

                                By: /s/ James Spaulding
                                    --------------------------------------------
                                    Name: James Spaulding
                                    Title: Attorney-In-Fact

                        [Amendment No. 1 Signature Page]

                                MOUNTAIN CAPITAL CLO 11 LTD., as a Lender

                                By: /s/ Darren P. Riley
                                    --------------------------------------------
                                    Name:  Darren P. Riley
                                    Title:  Director

                                MOUNTAIN CAPITAL CLO III LTD., as a Lender

                                By: /s/ Darren P. Riley
                                    --------------------------------------------
                                    Name: Darren P. Riley
                                    Title: Director

                                NAVIGATOR CDO 2004, LTD
                                By: Antares Asset Management, Inc.
                                    as Agent as a Lender

                                By: /s/ David Mahon
                                    --------------------------------------------
                                    Name: David Mahon
                                    Title: Vice President

                                CITIGROUP FINANCIAL PRODUCTS
                                By: Antares Asset Management, Inc.
                                    as Agent as a Lender

                                By: /s/ David Mahon
                                    --------------------------------------------
                                    Name: David Mahon
                                    Title: Vice President

                                NATEXIS BANQUES POPULAIRES, as a Lender

                                By: /s/ Tefta Ghilaga
                                    --------------------------------------------
                                    Name: Tefta Ghilaga
                                    Title: Vice President

                                By: /s/ Kristen E. Brainard
                                    --------------------------------------------
                                    Name: Kristen E. Brainard
                                    Title: Assistant Vice President

                        [Amendment No. 1 Signature Page]

                                NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC., as Investment Advisor
                                By:  NCRAM Loan Trust, as a Lender

                                By: /s/ Elizabeth MacLean
                                    --------------------------------------------
                                    Name: Elizabeth MacLean
                                    Title: Director

                                NEW ALLIANCE GLOBAL CDO, LIMITED
                                By: Alliance Capital Management L.P.
                                    as Sub-advisor

                                By: Alliance Capital Management Corporation
                                    as General Partner

                                By: /s/ Scott Van den Bosch
                                    --------------------------------------------
                                    Name: Scott Van den Bosch
                                    Title: Vice President

                                NOMURA BOND AND LOAN FUND, as a Lender
                                By: UFJ Trust Bank Limited as Trustee
                                By: Nomura Corporate Research and Asset
                                    Management Inc. Attorney-in-Fact

                                By: /s/ Elizabeth MacLean
                                    --------------------------------------------
                                    Name: Elizabeth MacLean
                                    Title: Director

                                THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A., as Fiduciary Custodian
                                By: Eaton Vance Management, Attorney-In-Fact

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]

                                OLYMPIC CLO I, as a Lender

                                By: /s/ John M. Casparian
                                    --------------------------------------------
                                    Name: John M. Casparian
                                    Title: Chief Operating Officer
                                           Center Pacific, Manager

                                OPPENHEIMER SENIOR FLOATING RATE FUND,
                                as a Lender

                                By: /s/ Lisa Chaffee
                                    --------------------------------------------
                                    Name:  Lisa Chaffee
                                    Title:  AVP

                                PIONEER FLOATING RATE TRUST
                                By:    Highland Capital Management, L.P.
                                       Its Sub-Advisor, as a Lender

                                By: /s/ R. Joseph Dougherty
                                    --------------------------------------------
                                    Name:  R. Joseph Dougherty
                                    Title:  Senior Vice President, Secretary

                                SANKATY ADVISORS, LLC, as Collateral Manager for Race Point CLO, Limited, as Term Lender

                                By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name: Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager

                                SANKATY ADVISORS, LLC, as Collateral Manager for Race Point II CLO, Limited, as Term Lender

                                By: /s/ Diane J. Exter
                                    --------------------------------------------
                                    Name: Diane J. Exter
                                    Title: Managing Director
                                           Portfolio Manager

                        [Amendment No. 1 Signature Page]

                                SARATOGA CLO I, LIMITED
                                By: INVESCO Senior Secured Management, Inc.
                                    As Asset Manager

                                By: /s/ Thomas H. B. Ewald
                                    --------------------------------------------
                                    Name: Thomas H. B. Ewald
                                    Title: Authorized Signatory

                                SOLISBANK (IRELAND) LIMITED, as a Lender

                                By: /s/ Tony O'Brien
                                    --------------------------------------------
                                    Name: Tony O'Brien
                                    Title: Senior Manager

                                SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research
                                    as Investment Advisor

                                By: /s/ Michael B. Botthof
                                    --------------------------------------------
                                    Name: Michael B. Botthof
                                    Title: Vice President

                                SEQUILS-LIBERTY, LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                    As Collateral Manager

                                By: /s/ Thomas H. B. Ewald
                                    --------------------------------------------
                                    Name: Thomas H. B. Ewald
                                    Title: Authorized Signatory

                                SOUTHFORK CLO, LTD.
                                By: Highland Capital Management, L.P.
                                    As Collateral Manager

                                By: /s/ David Lancelot
                                    ------------------------------------------
                                    Name: David Lancelot
                                    Title: Treasurer
                                           Highland Capital Management, L.P.

                        [Amendment No. 1 Signature Page]

                                SPIRET IV LOAN TRUST 2003-B
                                By: Wilmington Trust Company not in its
                                individual capacity but solely as trustee

                                By: /s/ Rachel L. Simpson
                                    --------------------------------------------
                                    Name: Rachel L. Simpson
                                    Title: Financial Services Officer

                                STANFIELD ARBITRAGE CDO, LTD.
                                By: Stanfield Capital Partners, LLC
                                    as its Collateral Manager

                                By: /s/ Christopher E. Jansen
                                    --------------------------------------------
                                    Name: Christopher E. Jansen
                                    Title: Managing Partner

                                STANFIELD CARRERA CLO, LTD.
                                By: Stanfield Capital Partners, LLC
                                    as its Asset Manager

                                By: /s/ Christopher E. Jansen
                                    --------------------------------------------
                                    Name: Christopher E. Jansen
                                    Title: Managing Partner

                                STANFIELD/RMF TRANSATLANTIC CDO LTD.
                                By: Stanfield Capital Partners, LLC
                                    as its Collateral Manager

                                By: /s/ Christopher E. Jansen
                                    --------------------------------------------
                                    Name: Christopher E. Jansen
                                    Title: Managing Partner

                                STANFIELD VANTAGE CLO, LTD
                                By: Stanfield Capital Partners, LLC
                                    as its Asset Manager

                                By: /s/ Christopher E. Jansen
                                    --------------------------------------------
                                    Name: Christopher E. Jansen
                                    Title: Managing Partner

                        [Amendment No. 1 Signature Page]

                                STONE TOWER CLO III LTD.
                                By: Stone Tower Debt Advisors LLC
                                    as its Collateral Manager

                                By: /s/ Anthony Edson
                                    --------------------------------------------
                                    Name: Anthony Edson
                                    Title: Authorized Signatory

                                STRATEGIC VALUE CREDIT OPPORTUNITIES MASTER FUND L.P., as a Lender

                                By: /s/ Vivianne Hernandez
                                    --------------------------------------------
                                    Name: Vivianne Hernandez
                                    Title: Authorized Signatory

                                SUN LIFE ASSURANCE COMPANY OF CANADA (US)
                                By: Fairlead Capital Management, Inc.
                                    as Sub-Advisor

                                By: /s/ Melissa Marano
                                    ------------------------------------------
                                    Name: Melissa Marano
                                    Title: Vice President and Senior Portfolio
                                           Manager

                                SUNAMERICA LIFE INSURANCE COMPANY
                                By: AIG Global Investment Corp.
                                    Its Investment Adviser, as a Lender

                                By: /s/ W. Jeffrey Baxter
                                    --------------------------------------------
                                    Name: W. Jeffrey Baxter
                                    Title: Vice President

                                SUNAMERICA SENIOR FLOATING RATE FUND, INC.
                                By: AIG Global Investment Corp.
                                    Its Investment Sub-Adviser, as a Lender

                                By: /s/ W. Jeffrey Baxter
                                    ------------------------------------------
                                    Name: W. Jeffrey Baxter
                                    Title:

                        [Amendment No. 1 Signature Page]

                                THE TRAVELERS INSURANCE COMPANY

                                By: /s/ Allen Cantrell
                                    --------------------------------------------
                                    Name: Allen Cantrell
                                    Title: Investment Officer

                                TRS ARIA, LLC, as a Lender

                                By: /s/ Edward Schaffer
                                    --------------------------------------------
                                    Name: Edward Schaffer
                                    Title: Vice President

                                ULT CBNA LOAN FUNDING LLC, for itself or as agent for ULT CFPI Loan Funding LLC, as a Lender

                                By: /s/ Suzanne Smith
                                    --------------------------------------------
                                    Name: Suzanne Smith
                                    Title: As Attorney-In-Fact

                                VENTURE CDO 2002, LIMITED, as a Lender
                                By: its investment advisor, MJX Asset
                                    Management LLC

                                By: /s/ Kenneth Ostmann
                                    --------------------------------------------
                                    Name: Kenneth Ostmann
                                    Title: Director

                                VENTURE II CDO 2002, LIMITED, as a Lender
                                By: its investment advisor, MJX Asset
                                    Management LLC

                                By: /s/ Kenneth Ostmann
                                    --------------------------------------------
                                    Name: Kenneth Ostmann
                                    Title: Director

                        [Amendment No. 1 Signature Page]

                                VENTURE III CDO LIMITED, as a Lender
                                By: its investment advisor, MJX Asset
                                    Management LLC

                                By: /s/ Kenneth Ostmann
                                    --------------------------------------------
                                    Name: Kenneth Ostmann
                                    Title: Director

                                VENTURE IV CDO LIMITED, as a Lender
                                By: its investment advisor, MJX Asset
                                    Management LLC

                                By: /s/ Kenneth Ostmann
                                    --------------------------------------------
                                    Name: Kenneth Ostmann
                                    Title: Director

                                VICTORIA FALLS CLO, LTD., as a Lender

                                By: /s/ Mark D. Senkpiel
                                    --------------------------------------------
                                    Name: Mark D. Senkpiel
                                    Title: Managing Director

                                VISTA LEVERAGED INCOME FUND, as a Lender
                                By: its investment advisor, MJX Asset
                                    Management LLC

                                By: /s/ Kenneth Ostmann
                                    --------------------------------------------
                                    Name: Kenneth Ostmann
                                    Title: Director

                                WHITEHORSE I LTD., as a Lender

                                By: /s/ Jay Carvell
                                    --------------------------------------------
                                    Name: Jay Carvell
                                    Title: Portfolio Manager

                        [Amendment No. 1 Signature Page]

                                WHITNEY CLO I, as a Lender

                                By: /s/ John M. Casparian
                                    --------------------------------------------
                                    Name: John M. Casparian
                                    Title: Chief Operating Officer
                                           Centre Pacific Manager

                                WIND RIVER CLO I LTD.
                                By: McDonnell Investment Management, LLC
                                    as a Lender

                                By: /s/ Kathleen A. Zarn
                                    --------------------------------------------
                                    Name: Kathleen A. Zarn
                                    Title: Vice President

                        [Amendment No. 1 Signature Page]